Exhibit 10.23
The portion of this exhibit marked with “[***]” has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information is (i) not material and (ii) the type of information that the registrant treats as private or confidential.

Second Amendment to Direct Lens Letter Agreement
This Second Amendment (“Amendment”) between National Vision, Inc. (“NVI”) and Essilor of America, Inc. (“Essilor”) (NVI and Essilor, collectively, the “Parties”) is effective November 8, 2023 (the “Second Amendment Effective Date”) and amends that certain Direct Lens Letter Agreement, as amended (the “Agreement”) dated November 12, 2018 and amended by that certain First Amendment to the Direct Lens Letter Agreement dated July 19, 2022 between the Parties. Capitalized terms not otherwise defined herein have the meanings given to them in the Agreement.
WHEREAS, the parties desire to further amend the Agreement to extend the previous Loyalty Rebate as set forth in this Second Amendment; and
NOW THEREFORE, in consideration of the promises and representations set forth herein, and for other good and valuable consideration, the Parties hereby agree as follows:
1.The table in Section 10, “Loyalty and Transitions® Lens Rebates,” is hereby amended to add the following rows, setting forth the Loyalty Rebate for the remaining Contract Years:

[***]

2.The terms of this Second Amendment will control in the event of an inconsistency between the terms of this Second Amendment and the terms of the Agreement. In all other respects all the terms and conditions of the Agreement remain unchanged.

3.This Second Amendment and the Agreement constitute the complete and entire understanding and agreement between the Parties as to the subject matter herein and therein and supersede all prior or contemporaneous agreements, understandings, or representations with respect to the subject matter herein and therein, whether written or oral.

IN WITNESS WHEREOF, the Parties have signed this Second Amendment effective as of the Second Amendment Effective Date.

National Vision, Inc.		Essilor of America, Inc.

By:	/s/ Megan Molony	By:	/s/ Matt Tackman
Printed Name:	Megan Molony	Printed Name:	Matt Tackman
Title:	Chief Merchandising Officer	Title:	Vice President, Key Accounts

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